SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8 - K

                            C U R R E N T  R E P O R T

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               May 21, 1996
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                         World Omni Dealer Funding, Inc.
             (Exact name of registrant as specified in its charter)


Florida                        333-3816                           65-0296366
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(State or other jurisdiction  (Commission File Number)           IRS Employer
  of incorporation)                                           Identification No.


120 N.W. 12th Avenue                Deerfield Beach, FL             33442

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(Address of principal executive offices)


Registrant's telephone number, including area code            (954)429-2200
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


Item 5:  Other Events

     On May 16, 1996, the Underwriting Agreement, dated May 16, 1996, between World Omni Dealer Funding Inc. and CS First Boston Corporation, was executed and delivered by the respective parties thereto. On May 21, 1996, the Series 1996-2 Supplement, dated as of May 1, 1996, to the Master Pooling and Servicing Agreement dated as of October 1, 1994, and between World Omni Dealer Funding Inc., as transferor, World Omni Financial Corp., as servicer, and Fleet National Bank (successor trustee to NationsBank of Virginia, N.A.), as trustee, was executed and delivered by the respective parties thereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

                  (c) Exhibits

                           1.1 Underwriting Agreement, dated May 16, 1996, between World Omni Dealer Funding Inc. and CS First Boston, as underwriter.

                           4.1 Series 1996-2 Supplement, dated as of May 1, 1996, to the Master Pooling and Servicing Agreement, dated as October 1, 1994, between World Omni Dealer Funding Inc., as transferor, World Omni Financial Corp., as servicer, and Fleet National Bank (successor trustee to NationsBank of Virginia, N.A.), as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WORLD OMNI DEALER FUNDING, INC.
                                                     (Registrant)


Date:    May 28, 1996                           BY:  /s/Patrick C. Ossenbeck
                                                -----------------------------
                                                Title:  Patrick C. Ossenbeck
                                                Title:  Assistant Treasurer

INDEX TO EXHIBITS
                                                                   Sequentially
Exhibit                                                              Numbered
Number                                Exhibit                         Page

1.1                            Underwriting Agreement, dated
                               May 16, 1996, between World
                               Omni Dealer Funding Inc. and
                               CS First Boston Corporation as
                               underwriter.




4.1                            Series 1996-2  Supplement,
                               dated as of May 1, 1996, to
                               the Master Pooling and
                               Servicing Agreement among
                               World Omni Dealer Funding
                               Inc., as transferor, World
                               Omni Financial Corp., as
                               servicer, and Fleet National
                               Bank(as successor trustee to
                               NationsBank of Virginia, N.A.),
                               as trustee.